UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015 (May 19, 2015)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 584-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2015, we held our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, our stockholders approved the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan (the “2015 Plan”), which had been previously approved by our Board of Directors, subject to stockholder approval. The 2015 Plan provides for the granting of stock options, restricted stock, restricted stock units, stock appreciation rights and other stock-based awards (including performance-based awards) to employees, directors and consultants as may be determined by the Compensation Committee, as administrator of the 2015 Plan. No new awards will be granted under the Sirius XM Holdings Inc. 2009 Long-Term Stock Incentive Plan (the “2009 Plan”) after the date on which the 2015 Plan is approved by stockholders, however, awards previously granted under the 2009 Plan will remain outstanding in accordance with their existing terms.

The material features of the 2015 Plan are described in our definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 6, 2015 in connection with the 2015 Annual Meeting (the “Proxy Statement”), which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and the incorporated descriptions of the 2015 Plan are qualified in their entirety by reference to the 2015 Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting, stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders are as follows:

Item 1 – Election of Directors

At the annual meeting, the holders of our common stock elected the persons listed below as directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes

Joan L. Amble	4,195,180,936	60,706,800	935,277,475
Anthony J. Bates	4,191,301,599	64,586,137	935,277,475
George W. Bodenheimer	4,197,402,485	58,485,251	935,277,475
Mark D. Carleton	3,841,509,224	414,378,512	935,277,475
Eddy W. Hartenstein	4,228,306,714	27,581,022	935,277,475
James P. Holden	4,228,022,525	27,865,211	935,277,475
Gregory B. Maffei	3,744,499,776	511,387,960	935,277,475
Evan D. Malone	4,195,888,310	59,997,426	935,277,475
James E. Meyer	4,230,683,571	25,204,165	935,277,475
James F. Mooney	4,228,212,153	27,675,583	935,277,475
Carl E. Vogel	4,121,885,699	134,000,037	935,277,475
Vanessa A. Wittman	4,232,978,636	22,909,100	935,277,475
David M. Zaslav	3,748,046,329	507,841,407	935,277,475

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Item 2 – Approval of the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan

The holders of our common stock approved the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

3,978,144,428	259,903,765	17,839,543	935,277,475

Item 3 – Ratification of Appointment of KPMG LLP as Independent Registered Public Accountants for 2015

The holders of our common stock ratified the appointment of KPMG LLP as our independent registered public accountants for 2015.

Votes Cast For	Votes Cast Against	Abstentions

5,142,670,856	21,871,469	26,622,886

Item 9.01.	Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

Exhibit 10.1	Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on April 6, 2015 (File No. 001- 34295)).

Exhibit 99.1	The section entitled “Item 2 – Approval of the Sirius XM Holdings Inc. 2015 Long-Term Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 6, 2015 (File No. 001- 34295)).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:	/s/	Patrick L. Donnelly
Patrick L. Donnelly
Executive Vice President, General
Counsel and Secretary

Dated: May 21, 2015

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